Employee defined contribution plan	12 Months Ended
Dec. 31, 2015
Employee defined contribution plan
Employee defined contribution plan

14.Employee defined contribution plan

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiaries and Affiliated PRC Entities of the Company make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were RMB87,588,  RMB222,755 and RMB367,732 (US$56,768) for the years ended December 31, 2013, 2014 and 2015, respectively.